THE 59 WALL STREET SHORT/INTERMEDIATE
                               FIXED INCOME FUND

                                 ANNUAL REPORT
                                October 31, 1996

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1996

Principal
 Amount                                                                 Value
---------                                                             ----------

               U.S. TREASURY NOTES (72.8%)
$5,060,000     5.625%, 11/30/2000 ................................   $ 4,985,669
 1,095,000     5.875%, 3/31/99 ...................................     1,096,369
 1,100,000     6.375%, 5/15/99 ...................................     1,113,233
 3,290,000     7.125%, 9/30/99 ...................................     3,395,379
 1,560,000     7.50%, 11/15/2001 .................................     1,652,134
                 Total U.S. Treasury Notes                           -----------
                     (identified cost $12,183,712)................   $12,242,783
                                                                     -----------
               CORPORATE NOTES AND BONDS (9.2%)

               BANKING (1.3%)
  $200,000     Citicorp, 8.00%, 2/1/2003 .........................   $   212,726
                                                                     -----------
               BEVERAGES (1.5%)
   250,000     PepsiCo, Inc., 6.80%, 5/15/2000 ...................       253,170
                                                                     -----------
               FINANCE (3.8%)
   300,000     Ford Motor Credit, 7.4%, 7/7/99....................       308,166
   325,000     General Motors Acceptance
                  Corp., 5.375%, 3/9/98 ..........................       322,849
                                                                     -----------
                                                                         631,015
                                                                     -----------
               UTILITIES (2.6%)
   250,000     GTE Florida, Inc., 6.31%, 12/15/2002 ..............       245,135
   200,000     Southwestern Bell Telephone
                  Co., 6.375%, 4/1/2001 ..........................       199,192
                                                                     -----------
                                                                         444,327
                                                                     -----------
                  Total Corporate Notes and
                      Bonds (identified cost $1,520,422)..........   $ 1,541,238
                                                                     -----------
               ASSET BACKED (3.2%)

  $250,000     Capital Equipment Receivables Trust 6.57%, 3/15/2001  $   251,719
   295,000     Chemical Master Credit Card Trust 5.55%, 9/15/2003..      286,424
                                                                     -----------
                  Total Asset Backed (identified cost $535,228)....  $   538,143
                                                                     -----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION (4.6%)

  $279,648     7.00%, 12/1/2007....................................  $   281,832
   290,000     7.00%, 12/1/2008....................................      292,265
   200,000     7.25%, 1/15/2017....................................      203,750
                                                                     -----------
                  Total Federal Home Loan Mortgage Corporation
                        (identified cost $747,931).................  $   777,847
                                                                     -----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.1%)

  $351,246     6.00%, 9/1/2004 (identified cost $353,304)..........  $   344,952
                                                                     -----------

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                           October 31, 1996(continued)

Principal
 Amount                                                                Value
---------                                                           ------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.1%)
$  173,936        10.00%, 2/15/2025 (identified cost $191,058)..... $   190,963
                                                                    -----------
$1,200,000        REPURCHASE AGREEMENT (7.1%)
                  J.P. Morgan & Co., 5.55%, 11/1/96
                     (Agreement dated 10/31/96 collateralized
                     by $1,215,000 U.S. Treasury Notes 6.125%,
                     due 9/30/2000;  $1,200,183 to be received
                     upon maturity) (identified cost $1,200,000) .. $ 1,200,000
                                                                    -----------

TOTAL INVESTMENTS (identified cost $16,731,655)(a)......    100.1%  $16,835,925

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..........     (0.1)      (15,206)
                                                            -----   -----------
NET ASSETS..............................................    100.0%  $16,820,719
                                                            =====   ===========

(a) The aggregate cost for federal income tax purposes is $16,731,655, the aggregate gross unrealized appreciation is $154,767 and the aggregate gross unrealized depreciation is $50,497, resulting in net unrealized appreciation of $104,270.



                       See Notes to Financial Statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996

ASSETS:
      Investments in securities, at value (identified
          cost $16,731,655) (Note 1) ............................   $16,835,925
      Cash ......................................................        13,310
      Receivables for:
          Interest ..............................................        64,019
          Capital stock sold ....................................         9,838
      Deferred organization expenses (Note 1) ...................         3,239
                                                                    -----------
             Total Assets .......................................    17,126,331
                                                                    -----------

LIABILITIES:
      Payables for:
          Investments purchased .................................       284,458
          Expense payment fee (Note 2) ..........................        14,689
          Administrative fee (Note 2) ...........................         3,372
          Capital stock redeemed ................................         3,093
                                                                    -----------
             Total Liabilities ..................................       305,612
                                                                    -----------
NET ASSETS ......................................................   $16,820,719
                                                                    ===========
Net Assets Consist of:
      Paid-in capital ...........................................   $17,187,474
      Accumulated undistributed net investment income ...........           406
      Accumulated net realized loss .............................      (471,431)
      Net unrealized appreciation ...............................       104,270
                                                                    -----------
Net Assets ......................................................   $16,820,719
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($16,820,719 / 1,739,269 shares) ..........................   $      9.67
                                                                    ===========



                       See notes to financial statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1996

INVESTMENT INCOME:
      Income:
          Interest ..............................................      $760,780
                                                                       --------

      Expenses:
          Expense payment fee (Note 2) ..........................        76,498
          Administrative fee (Note 2) ...........................        17,350
          Amortization of organization expenses (Note 1) ........         4,450
                                                                       --------
             Total Expenses .....................................        98,298
                                                                       --------
             Net Investment Income ..............................       662,482
                                                                       --------
NET REALIZED AND UNREALIZED LOSS (Notes 1 and 3)
      Net realized loss on investments ..........................       (38,209)
      Net change in unrealized appreciation on investments ......       (14,892)
                                                                       --------
          Net Realized and Unrealized Loss ......................       (53,101)
                                                                       --------
      Net Increase in Net Assets Resulting from Operations ......      $609,381
                                                                       ========


                       See notes to financial statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                For the years ended October 31,
                                               ---------------------------------
                                                    1996               1995
                                               ----------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income ....................   $   662,482       $   568,463
    Net realized loss on investments .........       (38,209)         (246,469)
    Net change in unrealized appreciation/
       depreciation on investments ...........       (14,892)          661,339
                                                 -----------       -----------
       Net increase in net assets
         resulting from operations ...........       609,381           983,333
                                                 -----------       -----------
  Dividends declared from net investment
      income (Note 1) ........................      (662,076)         (568,662)
                                                 -----------       -----------
  Capital stock transactions (Note 4):
    Net proceeds from sales of capital stock .    10,617,969         5,781,933
    Net asset value of capital stock
       issued to shareholders in
       reinvestment of dividends
       and distributions .....................       376,190           277,410
    Net cost of capital stock redeemed .......    (4,950,751)       (5,971,534)
                                                 -----------       -----------
       Net increase in net assets resulting
           from capital stock transactions ...     6,043,408            87,809
                                                 -----------       -----------
           Total increase in net assets ......     5,990,713           502,480

INCREASE (DECREASE) IN NET ASSETS:
  Beginning of year ..........................    10,830,006        10,327,526
                                                 -----------       -----------
  End of year (including undistributed
    net investment income of $406 and
    $0, respectively) ........................   $16,820,719       $10,830,006
                                                 ===========       ===========


                       See notes to financial statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
                    Selected per share data and ratios for a share outstanding throughout each period



                                                                                                             For the period
                                                                   For the years ended October 31,            July 23, 1992
                                                        --------------------------------------------------  (commencement of operations) to
                                                        1996         1995          1994             1993     October 31, 1992
                                                        ----         ----          ----             ----     ----------------

Net asset value, beginning of period .............     $9.76         $9.37         $10.17          $9.93         $10.00

Income from investment operations:
  Net investment income ..........................      0.55          0.54           0.52           0.50           0.14
  Net realized and unrealized (loss) gain ........     (0.09)         0.39          (0.74)          0.26          (0.09)

Less dividends and distributions (Note 1):
  From net investment income .....................     (0.55)        (0.54)         (0.52)         (0.52)         (0.12)
  From net realized gains ........................       --            --           (0.05)           --             --
  In excess of net realized gains ................       --            --           (0.01)           --             --
                                                     -------       -------        -------         ------         ------
Net asset value, end of period ...................     $9.67         $9.76          $9.37         $10.17          $9.93
                                                     =======       =======        =======         ======         ======
Total return** ...................................      4.88%        10.26%         (2.23)%         7.85%          0.49%
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted) ......   $16,821       $10,830        $10,328         $9,729         $1,648
  Ratio of expenses to average net assets
    (Note 2)** ...................................      0.85%         0.85%          0.85%          0.85%          0.85%
  Ratio of net investment income to average
      net assets .................................      5.73%         5.66%          5.29%          5.32%          6.23%
  Portfolio turnover rate ........................       114%          228%           129%           149%           207%

 *   Annualized.

** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended October 31, 1996, 1995, 1994, 1993 and for the period ended October 31, 1992 would have been 1.40%, 1.40%, 1.46%, 1.46% and 6.99%, respectively. For the same periods, the total return of the Fund would have been 4.33%, 9.71%, (2.84)%, 7.24% and (5.65)%, respectively.

     The expense payment agreement will terminate on July 1, 1997. At the current asset levels, management believes that the ratio of expenses to average net assets would be at least 1.20%.

     Furthermore, the ratio of expenses to average net assets for the years ended October 31, 1996 and 1995 reflect fees reduced in connection with specific agreements. Had these arrangements not been in place, these ratios would have been 1.42% and 1.43%, respectively.


                       See notes to financial statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

     1. Organization and Significant Accounting Policies. The 59 Wall Street Short/Intermediate Fixed Income Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

          Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

          B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from security transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

          C. Deferred Organization Expenses. Expenses incurred by the Fund in connection with its organization and initial public offering of its shares are being amortized on a straight-line basis over a five-year period.

          D. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from
     generally  accepted  accounting  principles,   the  basis  on  which  these

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND
     financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

          E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

     2. Transactions with Affiliates.

     Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund's average daily net assets.

     Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1996, the Fund incurred $17,350 for administrative services.

     Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

     Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.85% of the Fund's average daily net assets. For the year ended October 31, 1996, 59 Wall Street Administrators, Inc. incurred $140,502 in expenses, including investment advisory fees of $46,266 and shareholder servicing/eligible institution fees of $28,917, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 1997.

     3. Investment Transactions. For the year ended October 31, 1996, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $18,564,460 and $11,919,141, respectively. Custody fees for the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by approximately $2,460 as a result of an expense offset arrangement with the Fund's custodian.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

     4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                For the years ended October 31,
                                               --------------------------------
                                                   1996                1995
                                               -------------        -----------
Capital stock sold ......................        1,102,127            604,528
Capital stock issued in connection
   with reinvestment of dividends .......           38,983             29,043
Capital stock repurchased ...............         (511,651)          (625,878)
                                                ----------            -------
Net increase ............................          629,459              7,693
                                                ==========            =======

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Short/Intermediate Fixed Income Fund
(a series of  The 59 Wall Street Fund, Inc.):

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Short/Intermediate Fixed Income Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Short/Intermediate Fixed Income Fund at October 31, 1996, and the results of its operations, the changes in its net assets, and its financial highlights for respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP



Boston, Massachusetts
December 17, 1996

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The  following  investment   management   strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1996.

Short/Intermediate Fixed Income Fund

     For the year ended October 31, 1996, interest rates increased across the yield curve. In early 1996 yields rose dramatically in response to stronger economic growth and the lack of a balanced budget agreement. The stronger growth witnessed in first half of the year, however, quickly diminished and the bond market recouped some of the losses realized early in the year.

     The Fund began the year in a neutral  posture  with an average  maturity of
3.0 years. The average maturity was extended to 3.3 years in the spring after yields had increased by approximately 100 basis points. This maturity extension added value to the Fund as interest rates declined 20 to 25 basis points by the end of the fiscal year.

         The  Fund's  assets  were  invested  in  U.S.  Government,   corporate,
asset-backed and mortgage-backed securities. For the year, the mortgage allocation was the best performing sector followed by asset-backed and corporate securities. U.S. Government securities lagged the other sectors. For the majority of the year the Fund's maturity distribution was concentrated in short/short-intermediate maturities which performed well relative to longer maturities.

[The following information was depicted as a line graph in the printed material]

                      Short/Intermediate Fixed Income Fund
                                Growth of $10,000

Line graph with two axes: the X-axis represents years of operations; the Y-axis represents dollar value. The graph plots two lines: the first line represents the growth of a ten thousand dollar investment in the Fund from July 23, 1992 to October 31, 1996; the second line represents the growth of a ten thousand dollar investment in a portfolio of securities reflecting the composition of the Three Year Treasury Note for the same time period. The graph points are as follows:

                              Short Intermediate
       DATE                   Fixed Income Fund*             3-Year T-Note
       ----                   ---------------------          -------------
     7/23/92                       $10,000                       $10,000
     7/31/92                       $9,970                        $9,972
     8/31/92                       $10,060                       $10,095
     9/30/92                       $10,191                       $10,216
     10/31/92                      $10,049                       $10,114
     11/30/92                      $9,989                        $10,066
     12/31/92                      $10,109                       $10,186
     1/31/93                       $10,313                       $10,347
     2/28/93                       $10,467                       $10,478
     3/31/93                       $10,485                       $10,518
     4/30/93                       $10,568                       $10,598
     5/31/93                       $10,526                       $10,547
     6/30/93                       $10,650                       $10,664
     7/31/93                       $10,671                       $10,682
     8/31/93                       $10,791                       $10,805
     9/30/93                       $10,822                       $10,840
     10/31/93                      $10,838                       $10,857
     11/30/93                      $10,804                       $10,842
     12/31/93                      $10,816                       $10,890
     1/31/94                       $10,916                       $10,969
     2/28/94                       $10,796                       $10,853
     3/31/94                       $10,626                       $10,733
     4/30/94                       $10,533                       $10,654
     5/31/94                       $10,538                       $10,659
     6/30/94                       $10,539                       $10,674
     7/31/94                       $10,667                       $10,788
     8/31/94                       $10,691                       $10,822
     9/30/94                       $10,605                       $10,741
     10/31/94                      $10,596                       $10,767
     11/30/94                      $10,531                       $10,694
     12/31/94                      $10,561                       $10,717
     1/31/95                       $10,714                       $10,902
     2/28/95                       $10,899                       $11,089
     3/31/95                       $10,952                       $11,150
     4/30/95                       $11,072                       $11,269
     5/31/95                       $11,348                       $11,547
     6/30/95                       $11,412                       $11,603
     7/31/95                       $11,412                       $11,620
     8/31/95                       $11,507                       $11,699
     9/30/95                       $11,584                       $11,762
     10/31/95                      $11,683                       $11,889
     11/30/95                      $11,806                       $12,026
     12/31/95                      $11,911                       $12,143
     1/31/96                       $11,995                       $12,253
     2/29/96                       $11,901                       $12,149
     3/31/96                       $11,837                       $12,098
     4/30/96                       $11,797                       $12,064
     5/31/96                       $11,791                       $12,067
     6/30/96                       $11,893                       $12,176
     7/31/96                       $11,925                       $12,213
     8/31/96                       $11,933                       $12,240
     9/30/96                       $12,066                       $12,387
     10/31/96                      $12,253                       $12,575

     Total Returns
     One Year ended 10/31/96:                   4.88%
     Inception to 10/31/96 (Annualized):        4.87%

           * net of fees and expenses

           Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.